Investor Update | First Quarter 2023 Exhibit 99.1

Disclaimer This presentation may contain forward-looking statements regarding M&T Bank Corporation (“M&T”) within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement, including statements based on current expectations, estimates and projections about M&T’s business, and management’s beliefs and assumptions. Statements regarding the potential effects of events or factors specific to M&T and/or the financial industry as a whole, as well as national and global events generally, on M&T's business, financial condition, liquidity and results of operations may constitute forward-looking statements. Such statements are subject to the risk that the actual effects may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable and in many cases beyond M&T's control. As described further below, statements regarding M&T's expectations or predictions regarding M&T’s recent acquisition of People's United Financial Inc. are also forward-looking statements, including statements regarding the expected financial results, prospects, targets, goals and outlook. Forward-looking statements are typically identified by words such as "believe," "expect," "anticipate," "intend," "target," "estimate," "continue," or "potential," by future conditional verbs such as "will," "would," "should," "could," or "may," or by variations of such words or by similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions (“future factors") which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Examples of future factors include: the impact of the People's United transaction (as described in the next paragraph); economic conditions including inflation and market volatility; international conflicts, domestic or international political developments and other geopolitical events; the impact of the COVID-19 pandemic; changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, credit losses and market values on loans, collateral securing loans, and other assets; sources of liquidity; common shares outstanding; common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on trust-related revenues; legislation and/or regulations affecting the financial services industry and/or M&T and its subsidiaries individually or collectively, including tax policy; regulatory supervision and oversight, including monetary policy and capital requirements; governmental and public policy changes; the outcome of pending and future litigation and governmental proceedings, including tax-related examinations and other matters; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board, regulatory agencies or legislation; increasing price, product, and service competition by competitors, including new entrants; rapid technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products and services; containing costs and expenses; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; continued availability of financing; financial resources in the amounts, at the times and on the terms required to support M&T and its subsidiaries' future businesses; and material differences in the actual financial results of merger, acquisition, divestment and investment activities compared with M&T's initial expectations, including the full realization of anticipated cost savings and revenue enhancements. In addition, future factors related to M&T’s acquisition of People's United Financial, Inc. include, among others: the possibility that the anticipated benefits of the transaction will not be realized when expected or at all; potential adverse reactions or changes to business, customer or employee relationships; M&T's success in executing its business plans and strategies and managing the risks involved in the foregoing; the results and costs of integration efforts; the business, economic and political conditions in the markets in which M&T operates; the outcome of any legal proceedings that may be instituted against M&T or its subsidiaries; and other factors related to the acquisition that may affect future results of M&T. These are representative of the future factors that could affect the outcome of the forward-looking statements. In addition, such statements could be affected by general industry and market conditions and growth rates, general economic and political conditions, either nationally or in the states in which M&T and its subsidiaries do business, including interest rate and currency exchange rate fluctuations, changes and trends in the securities markets, and other future factors. M&T provides further detail regarding these risks and uncertainties in its Form 10-K for the year-ended December 31, 2022, including in the Risk Factors section of such report, as well as in other SEC filings. Forward-looking statements speak only as of the date made, and M&T does not assume any duty and does not undertake to update forward-looking statements. Annualized, pro forma, projected, and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Top 15 U.S.-based, commercial bank holding company, with national capabilities from our suite of specialty businesses and Wilmington Trust Seasoned management team and deeply embedded culture Superior profitability and earnings and dividend growth over multiple economic cycles Decades of top quartile loan and deposit growth Local scale leading to superior pricing on both sides of the balance sheet, above peer risk-adjusted NIM and credit outperformance Disciplined and efficient operator and prudent stewards of shareholder capital Growth driven by relentless focus on customers, talent, and delivering innovative capabilities Practicing stakeholder capitalism for over 30 years, giving back to our communities Financial Highlights 4Q22 Symbol MTB Stock Price * $152.54 Market Capitalization * $25.6B P/TBV * 1.8x Total Assets $201B Deposits $164B Loans  $132B Branches ** 1,010 M&T – A High Performing Community-Focused Bank Notes: *Close of business 3/3/2023 ** Includes full-service domestic branches as of 12/31/2022

The M&T Story: A High Performing Community-Focused Bank… ….Our Operating Principles Our People Operating Principles Mission Outcomes Talent & Capabilities Customers & Communities Ongoing insourcing of new capabilities Local Scale Credit Discipline Operating & Capital Efficiency Long-term and deep customer relationships Stable low-cost deposit base with top share in core markets Lead bank share among middle market firms in key communities #1 or 2 share in 10 of 16 SBA districts within footprint Long-term credit costs well below industry averages Particular outperformance in stressed environments Underwriting standards consistent throughout credit cycles Prudent expense management Lower PPNR and credit volatility supports capital efficiency Return-oriented capital allocation – growth, dividends, buybacks, or acquisitions Our purpose - To make a difference in people’s lives  Our mission - We are a bank for communities ─ committed to improving the lives of our customers and all the communities we touch. Seasoned and broad expertise

ROTA (average) ROTCE (average) Operating EPS Growth (CAGR) Dividend Growth (CAGR) Source: S&P Global Market Intelligence. Notes: Historical data is through December 31, 2022. EPS and dividend growth exclude firms that were not publicly traded in 2002. See Appendix for reconciliation of GAAP and non-GAAP measures. Strong Financial Results Over the Long-Term 20 Years 10 Years 5 Years 20 Years 10 Years 5 Years 20 Years 10 Years 5 Years 20 Years 10 Years 5 Years

M&T’s Business Model – Focus on Four Key Performance Indicators Note: All earnings annualized and operating except for PPNR. ROTCE, efficiency, and PPNR are non-GAAP measures and are reconciled in the appendix. Source: S&P Global Market Intelligence and company filings Net Interest Margin Operating Efficiency Ratio PPNR / RWA NCO / Average Loans MTB Peer Median

Key Ratios Notes: (1) The Efficiency Ratio and Pre-provision Net Revenue are non-GAAP financial measures. The Efficiency Ratio reflects non-interest expense (excluding amortization expense associated with intangible assets and merger-related expenses) as a percentage of fully taxable-equivalent net interest income and non-interest revenues (excluding gains or losses from securities transactions and merger-related gains) (2) Excludes merger-related gains and expenses and amortization expense associated with intangible assets.

Disciplined return criteria – lending and investments Higher return earning asset mix Moderate dividend payout One of two S&P 500 banks to maintain dividend through the Great Financial Crisis Acquisitions that clearly present value creation History of accretive acquisitions Consistently return excess capital to investors Top quartile returns; best-in-class EPS growth How we think about capital allocation Results Prudent Stewards of Shareholders’ Capital

Superior Credit Losses Through Multiple Economic Cycles NCO % of Loans Consistent credit standards through economic cycles Emphasis on secured lending: cash flow + collateral + guarantees Customer selection, supported by local market knowledge Working with customers to achieve best long-term outcome M&T Credit Philosophy While M&T’s long-term average nonaccrual rate has exceeded the peer median (1.1% vs. 0.9% for peers), its peak annual loss rate was 42% of the peer median – nonaccruals may not translate to losses “Great Financial Crisis” 2001 Recession S&L Crisis Source: S&P Global Market Intelligence and FRY9C. Note: Industry data represents all FDIC-insured institutions from the FDIC’s Quarterly Banking Profile. Average, max, and range are FY1990-FY2022. COVID 19 Pandemic M&T Peer Median Peer Range Industry

Best-In-Class Credit NCO Ratios Across All Portfolios Notes: Payout ratios are stated as a percent of net operating income. See appendix for non-GAAP reconciliation. Source: S&P Global Market Intelligence and FRY9C. Note: Range measures the difference between the annual maximum and minimum for M&T and peers. Average, max, and range are FY2005-FY2022 Residential Real Estate Other CRE Other Consumer HELOC Construction C&I M&T Peer Median Peer Range

Work Toward Building Optimal Balance Sheet Structure Continues Optimizing Balance Sheet to Align with Operating Principles Permanent RRE C&I Consumer Securities Short-Term Investments(1) % of Interest Earning Assets Shifting Loan Mix Reducing Capital Intensive CRE Diversifying with increased Mix of C&I CRE, C&I and Consumer & RRE each approaching approximately one third of loan portfolio Increasing Fixed Rate Exposure Continued Residential Mortgage retention through 2022 Increased Securities concentration with 2022 purchases and People’s contribution Managing the derivatives hedge portfolio Notes: (1) Includes Interest-bearing deposits at banks, Federal funds sold and agreements to resell securities, and Trading Account PPP Total Earning Assets (EOP) $142B $182B Const. & Dev. Owner-Occ. CRE

Rank Buffalo 1 Rochester 1 Bridgeport 2 Baltimore 2 Hartford 2 New Haven 2 Boston 8 Philadelphia 9 Washington 11 New York 16 Contiguous Branch Footprint… …With Market Leading Franchises… Top 10 MSAs by Deposits Top Northeast Banks by Branches(1) (1,008 branches) Local Scale in Key Markets in M&T Footprint … and Dense, Efficient Network Dense Northeast network covers a geography with only a 300-mile radius but approximately 22% of U.S. population and 25% of GDP Branches 1 Bank of America Corp. 1,091 2 JPMorgan Chase & Co. 1,047 3 M&T Bank Corp. 1,008 4 Citizens Financial Group 976 5 Toronto-Dominion Bank 935 6 Wells Fargo & Co. 899 7 PNC Financial Services 834 8 Truist Financial Corp. 691 9 Banco Santander SA 482 10 KeyCorp 431 Source: S&P Global Market Intelligence, FDIC Summary of Deposits (1) Top banks and thrifts by number of branches in Northeast / Mid-Atlantic regions (CT, DC, DE, MA, MD, ME, NH, NJ, NY, PA, RI, VA, VT, WV). M&T as of 12/31/2022, excludes two domestic branches outside of Northeast footprint Boston Hartford Bridgeport Stamford New York Wilmington Baltimore Washington Buffalo Rochester

Meeting Evolving Needs: Talent Is the Greatest Differentiator Seasoned, Skilled, and Stable Digitally forward, locally focused Enhanced team with new skill sets including design engineers and anthropologists to solve problems & deliver solutions Partnerships with Fintechs to innovate and create customer solutions New Capabilities More than 40% of our Board of Directors team is diverse Several diversity recognition programs and initiatives Increasingly Diverse 19-year average tenure for executive management Talent development programs span 4 decades Only 3 CEOs, 4 CFOs, and 2 CCOs in 39 years Delivering for our customers

Delivering Innovative Capabilities… …as Technology Transformation Continues Our Technology transformation is centered around Three Key Dimensions {Talent} •Pivoted to mostly insourced technologists •Increasing Technology Development Program (TDP) hires •Perpetually upskilling and reskilling our technologists •Leveraging the Tech Academy to grow local non-traditional talent {Capabilities} •More resilient, more reliable and more productive •Continuous improvement and “progressive renovation” of core systems •Modernized systems across the bank with more distributed capabilities and cloud •Positioning as great partner for Fintechs {Agility} • Agile-at-scale methodology • Customer experience led, agile-built, data-driven •Decomposed each business line/division into its enduring capabilities •Monitor speed, efficiency, quality and customer satisfaction {Talent} {Capabilities} {Agility}

Our Focus on Customers, Communities and Innovation Pays Dividends Customer Focused Business Support $1.5 billion in community development loans, lines of credit, & investments in 2021 40 hours of paid volunteer time available to employees yearly $279 million in charitable contributions to not-for-profits between 2012 and 2021 Introduced $43B, 5-year Community Growth Plan supporting LMI households and communities of color in 2021 Launched $25 million Amplify Fund supporting organizations in marginalized communities in 2022 Community Engagement Highest possible CRA rating from Federal Reserve since 1982 #1 or #2 SBA lender in 10 out of 16 markets in FY2022 3 Greenwich Excellence Awards & 1 Best Brand Award in Small Business Banking in 2022 Ranked #11 in Excellence Awards for Small Business Banking in 2022 Top Rankings Long lasting relationships Designated 118 multicultural banking branches since 2020, furthering our mission to be a culturally fluent bank for all communities Won 115 Greenwich Excellence awards in Small Business between 2011 and 2022 Ranked #6 SBA Lender in the country in FY22 91% of M&T Small Business customers rated M&T as excellent or above average in overall satisfaction in FY 2021 Expanded the Multicultural Small Business Innovation Lab in 2022 to provide multicultural business owners with guidance and skills to scale and operate their businesses When our customers and communities succeed, we all succeed Note: All data points except SBA and Greenwich are for 2021. SBA rankings are for 2022.

A Bank for Communities & Making a Difference – Our ESG Commitment $638.4 million funded in renewable energy projects over the past three years $173.8 million in financing provided for renewable energy projects in 2021 18% reduction in our total electricity usage since 2017 21% reduction in Scope 1 and 2 GHG emissions since 2019 Environment $33.9 million awarded in charitable contributions $1.7 billion in lending to projects containing affordable housing Designated as one of the Best Places to Work for LGBTQ+ Equality by the Human Rights Campaign Foundation and one of the Best Places to Work for Disability Inclusion in the 2021 Disability Equality Index Social 94% of Board members were independent(3) 41% of Board members represented diverse groups(3) We are committed to complying with the highest standards of business ethics and integrity Governance Note: The above highlights can be found in our 2021 ESG report. A copy of this report can be found on our website at https://ir.mtb.com/esg-report 1) TCFD = Task Force on Climate-related Financial Disclosures and 2) SASB = Sustainability Accounting Standards Board 3) Data per proxy statement ESG Accomplishments and Highlights since Last Year 2021 ESG report included Inaugural TCFD(1) disclosure Second SASB(2) report Built a Centralized ESG Team Completed our 1st Materiality Assessment Defined Board and Management ESG Governance Established Renewable Energy and Carbon Reduction Targets Joined the Partnership for Carbon Accounting Financials (PCAF)

M&T – A High Performing Community-Focused Bank Top 15 U.S.-based, commercial bank holding company, with national capabilities from our suite of specialty businesses and Wilmington Trust Seasoned management team and deeply embedded culture Superior profitability and earnings and dividend growth over multiple economic cycles Decades of top quartile loan and deposit growth Local scale leading to superior pricing on both sides of the balance sheet, above peer risk-adjusted NIM and credit outperformance Disciplined and efficient operator and prudent stewards of shareholder capital Growth driven by relentless focus on customers, talent, and delivering innovative capabilities Practicing stakeholder capitalism for over 30 years, giving back to our communities

Current Themes & Key Messages

Solid Performance in Key Metrics against Peers Note: All earnings annualized and operating except for PPNR. ROTCE, efficiency, and PPNR are non-GAAP measures and are reconciled in the appendix. Source: S&P Global Market Intelligence and company filings ROTCE % (ex-AOCI) 4Q22 Efficiency Ratio 4Q22 PPNR / RWA 4Q22 NCO / Loans 4Q22 Net Interest Margin 4Q22

1Q 2023 Trends

Seasonal Customer Deposit Flows & Rate Sensitivity Acceleration Continues

- First quarter seasonal outflows from distributions to business owners for tax purposes
- Customer rate sensitivity behavior continues to rapidly react to higher rates, driving betas higher
- Commercial customers continue shifting mix to higher yielding sweep products from demand deposits
- Consumer customers continue shifting mix to higher yielding CD's from savings/MMDA's and to other off-balance sheet higher yield products including TreasuryDirect

Revenues[1] Essentially Flat Sequentially

- Net interest income lower on two fewer days, partially offset by less drag from cash flow hedges
- Issued $3.5 billion senior debt (Holdco and bank level) in January; mildly dilutive to full year NIM
- Commercial mortgage banking and syndication fees lower due to muted capital markets activity

Operating Expenses[2] Higher

- First quarter to include $100-$105 million in seasonally higher compensation
- Expense, excluding 4Q22 merger-related and charitable and 1Q23 seasonal compensation, higher QoQ

Notes:
(1) Excluding 4Q22 gain on sale of M&T Insurance Agency ($136 million)
(2) Excluding 4Q22 charitable contribution ($135 million), merger-related expense ($45 million) & intangible amortization ($18 million)

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M&T Bank Corporation

Balance Sheet Trends and 2023 Outlook

Prudent Liquidity Management Protected Tangible Common Equity Measured and Thoughtful Deployment of Excess Liquidity Lower AOCI Hit Drives TBV Per Share Outperformance Rising interest rates in 2022 negatively impacted peer TCE and TBV M&T protected TCE and TBV, maintained elevated liquidity and upside from higher rates Peer banks deployed excess liquidity and extended duration into securities during a challenging rate environment M&T kept a reserve of “Dry Powder” to be used for securities purchases as the Federal Reserve has been increasing rates As recently as 1Q22, M&T was keeping nearly 80% of cash and securities in the form of deployable cash 2Q 2020 4Q 2022 Decline in TBV Per Share since 2021 Securities and Short-Term Investments % of Earning Assets 2Y TSY Yield: 0.2% 2Y TSY Yield: 4.4% Source: S&P Global Market Intelligence, company filings, and St. Louis Fed

Q4 2022 | Appendix

Reconciliation of GAAP and Non-GAAP Measures Notes: Numbers may not foot due to rounding *Net of tax

Reconciliation of GAAP and Non-GAAP Measures Notes: Numbers may not foot due to rounding

M&T Peer Group PNC Financial Services Group, Inc. Comerica Incorporated Regions Financial Corporation Fifth Third Bancorp Huntington Bancshares Incorporated Zions Bancorporation, NA KeyCorp Truist Financial Corporation U.S. Bancorp M&T Bank Corporation Citizens Financial Group, Inc. First Horizon National Corporation